GULF ISLAND FABRICATION, INC.
                              LONG-TERM INCENTIVE PLAN,


               1. Purpose. The purpose of the Long-Term Incentive Plan (the "Plan") of Gulf Island Fabrication, Inc. ("Gulf Island") is to increase shareholder value and to advance the interests of Gulf Island and its subsidiaries (collectively, the "Company") by furnishing a variety of economic incentives (the "Incentives") designed to attract, retain and motivate key employees and officers and to strengthen the mutuality of interests between such employees and officers and Gulf Island's shareholders. Incentives may consist of opportunities to purchase or receive shares of common stock, no par value per share, of Gulf Island (the "Common Stock"), on terms determined under the Plan. As used in the Plan, the term "subsidiary" means any corporation or entity of which Gulf Island owns (directly or indirectly) within the meaning of Section 425(f) of the Internal Revenue Code of 1986, as amended (the "Code"), 50% or more of the total combined voting power of all classes of stock.

               2.   Administration.

                    2.1. Composition. The Plan shall be administered by the compensation committee of the Board of Directors of Gulf Island (the "Committee"). The Committee shall consist of not fewer than two members of the Board of Directors, each of whom shall (a) qualify as a "non-employee director" under Rule 16b-3 under the Securities Exchange Act of 1934 (the "1934 Act"), or any successor rule, and (b) qualify as "outside directors" under Section 162(m) of the Code.

                    2.2. Authority. The Committee shall have plenary authority to award Incentives under the Plan, to interpret the Plan, to establish any rules or regulations relating to the Plan that it determines to be appropriate, to enter into agreements with participants as to the terms of the
               Incentives (the "Incentive Agreements") and to make any other determination that it believes necessary or advisable for the proper administration of the Plan. Its decisions in matters relating to the Plan shall be final and conclusive on the Company and participants. The Committee may delegate its authority hereunder to the extent provided in Section 3 hereof. The Committee shall not have authority to award Incentives under the Plan to directors who are not also employees of the Company ("Outside Directors").

               3. Eligible Participants. Key employees and officers of the Company (including officers who also serve as directors of the Company) and persons providing services as consultants or advisors to the Company shall become eligible to receive Incentives under the Plan when designated by the Committee. Employees may be designated individually or by groups or categories, as the Committee deems appropriate. With respect to participants not subject to Section 16 of the 1934 Act or Section 162(m) of the Code, the Committee may delegate to appropriate personnel of the Company its authority to designate participants, to determine the size and type of Incentives to be received by those participants and to determine or modify performance objectives for those participants.

               4. Types of Incentives. Incentives may be granted under the Plan to eligible participants in any of the following forms, either individually or in combination, (a) incentive stock options and non-qualified stock options; (b) stock appreciation rights ("SARs") (c) restricted stock; (d) performance shares; (e) stock awards; and (f) cash awards.

               5.   Shares Subject to the Plan.

                    5.1.  Number of Shares.   Subject  to   adjustment   as
               provided in Section 10.6, a total of 500,000 shares of Common Stock are authorized to be issued under the Plan. Incentives with respect to no more than 200,000 shares of Common Stock may be granted through the Plan to a single participant in one calendar year. In the event that a stock option, SAR or performance share granted hereunder expires or is terminated or cancelled prior to exercise or payment, any shares of Common Stock that were issuable thereunder may again be issued under the Plan. In the event that shares of Common Stock are issued as Incentives under the Plan and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan. If an Incentive is to be paid in cash by its terms, the Committee need not make a deduction from the shares of Common Stock issuable under the Plan with respect thereto. If and to the extent that an Incentive may be paid in cash or shares of Common Stock, the total number of shares available for issuance hereunder shall be debited by the number of shares payable under such Incentive, provided that upon any payment of all or part of such Incentive in cash, the total number of shares available for issuance hereunder shall be credited with the appropriate number of shares represented by the cash payment, as determined in the sole discretion of the Committee. Additional rules for determining the number of shares granted under the Plan may be made by the Committee, as it deems necessary or appropriate.

                    5.2. Type of Common  Stock.   Common Stock issued under
               the Plan may be authorized and unissued shares or issued shares held as treasury shares.

               6. Stock Options. A stock option is a right to purchase shares of Common Stock from Gulf Island. Stock options granted under this Plan may be incentive stock options or non-qualified stock options. Any option that is designated as a non-qualified stock option shall not be treated as an incentive stock option. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

                    6.1. Price.  The exercise  price  per  share  shall  be
               determined  by  the  Committee,  subject to adjustment under
               Section 13.5; provided that in no event shall the exercise price be less than the Fair Market Value of a share of Common Stock on the date of grant.

                    6.2. Number.   The  number  of  shares  of Common Stock
               subject to the option shall be determined by the Committee, subject to Section 5.1 and subject to adjustment as provided in Section 13.5.

                    6.3. Duration and Time for Exercise. Subject to earlier termination as provided in Section 13.3, the term of each stock option shall be determined by the Committee. Subject to Section 13.11, each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee. Notwithstanding the foregoing, the Committee may accelerate the exercisability of any stock option at any time, in addition to the automatic acceleration of stock options under Section 13.11.

                    6.4. Repurchase. Upon approval of the Committee, the Company may repurchase a previously granted stock option from a participant by mutual agreement before such option has been exercised by payment to the participant of the amount per share by which: (i) the Fair Market Value (as defined in Section 13.12) of the Common Stock subject to the option on the business day immediately preceding the date of purchase exceeds (ii) the exercise price.

                    6.5. Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased. The exercise notice shall be accompanied by the full purchase price for such shares. The option price shall be payable in United States dollars and may be paid by (a) cash; (b) uncertified or certified check; (c) unless otherwise determined by the Committee, by delivery of shares of Common Stock held by the optionee for at least six months, which shares shall be valued for this purpose at the Fair Market Value on the business day immediately preceding the date such option is exercised; (d) by delivering a properly executed exercise notice together with irrevocable instructions to a broker approved by Gulf Island (with a copy to Gulf Island) to promptly deliver to Gulf Island the amount of sale or loan proceeds to pay the exercise price;
               (e) in such other manner as may be authorized from time to time by the Committee. In the case of delivery of an uncertified check upon exercise of a stock option, no shares shall be issued until the check has been paid in full. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a shareholder.

                    6.6. Incentive Stock Options.  Notwithstanding anything
               in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options that are intended to qualify as Incentive Stock Options (as such term is defined in Section 422 of the Code):

                         (a) Any Incentive Stock Option agreement authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify the options as Incentive Stock Options.

                         (b) All Incentive Stock Options must be granted within ten years from the date on which this Plan is adopted by the Board of Directors.

                         (c) Unless sooner exercised, all Incentive Stock Options shall expire no later than ten years after the date of grant.

                         (d) No Incentive Stock Options shall be granted to
                    any participant who, at the time such option is granted, would own (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation.

                         (e) The aggregate Fair Market Value (determined with respect to each Incentive Stock Option as of the time such Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under the Plan or any other plan of Gulf Island or any of its subsidiaries) shall not exceed $100,000. To the extent that such limitation is exceeded, such options shall not be treated, for federal income tax purposes, as Incentive Stock Options.

               7.   Restricted Stock.

                    7.1. Grant of Restricted Stock. The Committee may award shares of restricted stock to such officers and key employees as the Committee determines pursuant to the terms of Section 3. An award of restricted stock may be subject to the attainment of specified performance goals or targets, restrictions on transfer, forfeitability provisions and such other terms and conditions as the Committee may determine, subject to the provisions of the Plan. To the extent restricted stock is intended to qualify as performance based compensation under Section 162(m) of the Code, it must meet the additional requirements imposed thereby.

                    7.2. The Restricted Period. At the time an award of restricted stock is made, the Committee shall establish a period of time during which the transfer of the shares of restricted stock shall be restricted (the "Restricted Period"). The Restricted Period shall be a minimum of three years, except that if the vesting of the shares of Restricted Stock is based upon the attainment of performance goals, a minimum Restricted Period of one year is permitted. Each award of restricted stock may have a different Restricted Period. The expiration of the Restricted Period shall also occur as provided under Section 13.3 and under the conditions described in Section 13.11 hereof.

                    7.3. Escrow. The participant receiving restricted stock shall enter into an Incentive Agreement with the Company setting forth the conditions of the grant. Certificates representing shares of restricted stock shall be registered in the name of the participant and deposited with the Company, together with a stock power endorsed in blank by the participant. Each such certificate shall bear a legend in substantially the following form:

                    The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the Gulf Island Fabrication, Inc. Long-Term Incentive Plan (the "Plan"), and an agreement entered into between the registered owner and Gulf Island Fabrication, Inc. thereunder. Copies of the Plan and the agreement are on file at the principal office of the Company.

                    7.4. Dividends on Restricted  Stock.   Any and all cash
               and stock dividends paid with respect to the shares of restricted stock shall be subject to any restrictions on transfer, forfeitability provisions or reinvestment requirements as the Committee may, in its discretion, prescribe in the Incentive Agreement.

                    7.5. Forfeiture.  In the event of the forfeiture of any
               shares of restricted stock under the terms provided in the Incentive Agreement (including any additional shares of restricted stock that may result from the reinvestment of cash and stock dividends, if so provided in the Incentive Agreement), such forfeited shares shall be surrendered and the certificates cancelled. The participants shall have the same rights and privileges, and be subject to the same forfeiture provisions, with respect to any additional shares received pursuant to Section 13.5 due to a recapitalization, merger or other change in capitalization.

                    7.6. Expiration of Restricted Period. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee or at such earlier time as provided for in Section
               7.2 and in the Incentive Agreement or an amendment thereto, the restrictions applicable to the restricted stock shall lapse and a stock certificate for the number of shares of restricted stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions and legends, except any that may be imposed by law, to the participant or the participant's estate, as the case may be.

                    7.7. Rights as a Shareholder.  Subject to the terms and
               conditions of the Plan and subject to any restrictions on the receipt of dividends that may be imposed in the Incentive Agreement, each participant receiving restricted stock shall have all the rights of a shareholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote any shares of voting Common Stock.

               8. Stock Appreciation Rights. A SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in Section
          8.4. A SAR may be granted (a) with respect to any stock option granted under the Plan, either concurrently with the grant of such stock option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR granted by the Committee under the Plan shall be subject to the following terms and conditions:

                    8.1. Number.  Each SAR granted to any participant shall
               relate to such number of shares of Common Stock as shall be determined by the Committee, subject to Section 5.1 and subject to adjustment as provided in Section 13.5. In the case of a SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the option exercises the related stock option.

                    8.2.  Duration  and  Time  for  Exercise.   Subject  to
               Section 13.11, the term and exercisability of each SAR shall be determined by the Committee. Unless otherwise provided by the Committee in the Incentive Agreement, each SAR issued in connection with a stock option shall become exercisable at the same time or times, to the same extent and upon the same conditions as the related stock option. Notwithstanding the foregoing, the Committee may in its discretion accelerate the exercisability of any SAR at any time in addition to automatic acceleration of SARs under
               Section 13.11.

                    8.3. Exercise.  A SAR may be exercised, in whole or  in
               part, by giving written notice to the Company, specifying the number of SARs that the holder wishes to exercise. The Company shall, within 30 days of receipt of notice of exercise by the Company, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to Section 8.4.

                    8.4. Payment.  Subject to the right of the Committee to
               deliver cash in lieu of shares of Common Stock, the number of shares of Common Stock that shall be issuable upon the exercise of an SAR shall be determined by dividing:

                         (a) the number of shares of Common Stock as to which the SAR is exercised multiplied by the dollar amount of the appreciation in such shares (for this purpose, the "appreciation" shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the Exercise Date exceeds
                    (1) in the case of a SAR related to a stock option, the purchase price of the shares of Common Stock under the stock option or (2) in the case of a SAR granted alone, without reference to a related stock option, an amount equal to the Fair Market Value of a share of Common Stock on the date of grant, which shall be determined by the Committee at the time of grant, subject to adjustment under Section 13.5); by

                         (b) the Fair Market  Value  of  a  share of Common
                    Stock on the Exercise Date.

                    In  lieu  of  issuing shares of Common Stock  upon  the
               exercise of a SAR, the Committee may elect to pay the holder of the SAR cash equal to the Fair Market Value on the Exercise Date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of a SAR; instead, the holder of a SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the Exercise Date or to purchase the portion necessary to make a whole share at its Fair Market Value on the Exercise Date.

               9. Performance Shares. A performance share consists of an award that may be paid in shares of Common Stock or in cash, as described below. The award of performance shares shall be subject to such terms and conditions as the Committee deems appropriate.

                    9.1. Performance Objectives.   Each  performance  share
               will be subject to performance objectives for Gulf Island or one of its subsidiaries, divisions or departments to be achieved by the end of a specified period. The number of performance shares awarded shall be determined by the Committee and may be subject to such terms and conditions as the Committee shall determine. If the performance objectives are achieved, each participant will be paid (a) a number of shares of Common Stock equal to the number of performance shares initially granted to that participant; (b) a cash payment equal to the Fair Market Value of such number of shares of Common Stock on the date the performance objectives are met or such other date as may be provided by the Committee or (c) a combination of shares of Common Stock and cash, as may be provided by the Committee. If such objectives are not met, each award of performance shares may provide for lesser payments in accordance with a pre-established formula set forth in the Incentive Agreement. To the extent a performance share is intended to qualify as performance based compensation under Section 162(m) of the Code, it must meet the additional requirements imposed thereby.

                    9.2. Not a Shareholder. The award of performance shares to a participant shall not create any rights in such participant as a shareholder of the Company, until the payment of shares of Common Stock with respect to an award, at which time such stock shall be considered issued and outstanding.

                    9.3. Dividend Equivalent Payments.  A performance share
               award may be granted by the Committee in conjunction with dividend equivalent payment rights or other such rights. Dividend equivalent payments may be made to the participant at the time of the payment of the dividend or issuance of the other right or at the end of the specified performance period or may be deemed to be invested in additional performance shares at the Fair Market Value of a share of Common Stock on the date of payment of the dividend or issuance of the right.

               10. Stock Awards. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, without other payment therefore, as additional compensation for services previously provided to the Company. The number of shares to be transferred by the Company to a participant pursuant to a stock award shall be determined by the Committee.

               11. Cash Awards. A cash award consists of a monetary payment made by the Company to a participant as additional compensation for his services to the Company. Payment of a cash award may relate to the tax liability of a participant in connection with the grant, exercise, or payment of an Incentive or may depend on achievement of performance objectives by the Company or by individuals. The amount of any monetary payment constituting a cash award shall be determined by the Committee in its sole discretion. Cash awards may be subject to other terms and conditions, which may vary from time to time among participants, as the Committee determines to be appropriate.

               12.  General.

                    12.1. Duration.   Subject  to  Section  13.10, the Plan
               shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed.

                    12.2. Transferability of Incentives.  Options, SARs and
               performance shares granted under the Plan shall not be transferred, pledged, assigned or otherwise encumbered by the holder thereof except: (a) by will; (b) by the laws of descent and distribution; or (c) in the case of non-qualified stock options only, (i) pursuant to a domestic relations order, as defined in the Code, if permitted by the Committee and so provided in the Incentive Agreement or an amendment thereto, to family members, to a family partnership, to a family limited liability company, to a trust for the benefit of family members. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Incentive, or levy of attachment or similar process upon the Incentive not specifically permitted herein, shall be null and void and without effect.

                    12.3. Effect of Termination of Employment or Death. Except as provided in Section 12.4 with respect to Outside Directors, in the event that a participant ceases to be an employee of the Company for any reason, including death, disability, early retirement or normal retirement, any Incentives may be exercised, shall vest or shall expire at such times as may be determined by the Committee in the Incentive Agreement. The Committee has complete authority to modify the treatment of an Incentive in the event of termination of employment of a participant by means of an amendment to the Incentive Agreement. Consent of the participant to the modification is required only if the modification impairs the rights previously provided to the participant in the Incentive Agreement.

                    12.4. Additional Condition.  Anything  in  this Plan to
               the contrary notwithstanding: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his own account for investment and not for distribution; and
               (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

                    12.5. Adjustment. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to outstanding Incentives, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the reasonable discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

                    12.6. Incentive Agreements. The terms of each Incentive shall be stated in an agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-qualified stock options.

                    12.7. Withholding.

                         (a) The Company shall have  the  right to withhold
                    from any payments made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld. At any time that a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with the issuance of Common Stock, the lapse of restrictions on Common Stock or the exercise of an option, the participant may, subject to the approval of the Committee, satisfy this obligation in whole or in part by electing (the "Election") to have the Company withhold shares of Common Stock having a value equal to the amount required to be withheld. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined ("Tax Date").

                         (b) Each  Election  must  be made prior to the Tax
                    Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. If a participant makes an election under
                    Section 83(b) of the Internal Revenue Code with respect to shares of restricted stock, an Election is not permitted to be made.

                    12.8. No Continued Employment.   No  participant  under
               the Plan shall have any right, because of his or her par-ticipation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation.

                    12.9. Deferral Permitted. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive Agreement. Payment may be deferred at the option of the participant if provided in the Incentive Agreement.

                    12.10. Amendment of the Plan. The Board may amend or discontinue the Plan at any time. In addition, no amendment or discontinuance shall, subject to adjustments permitted under Section 12.5, change or impair, without the consent of the recipient, an Incentive previously granted, except that the Company retains the right to (a) convert any outstanding Incentive Stock Option to a non-qualified stock option, (b) require the forfeiture of an Incentive if a participant's employment is terminated for cause, and (c) exercise all rights under Section 13.11.

                    12.11. Change of Control.

                         (a) Notwithstanding anything to the contrary in the Plan or any related Incentive Agreement, if

                              (1.)  Gulf  Island shall not be the surviving
                         entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company),

                              (2.)  the Company sells, leases or  exchanges
                         all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company),

                              (3.)  Gulf  Island  is  to  be  dissolved  or
                         liquidated,

                              (4.)   any  person  or  entity,  including  a
                         "group" as contemplated by section 13(d)(3) of the 1934 Act (other than an employee benefit plan of the Company or a related trust and other than any person who as of the date of adoption of this Plan owned more than 30% of the outstanding shares of Gulf Island's voting stock) acquires or gains ownership or control (including, without limitation, power to vote) of more than 30% of the outstanding shares of Gulf Island's voting stock, or

                              (5.) as a result of  or  in connection with a
                         contested election of directors, the persons who were directors of Gulf Island before such election shall cease to constitute a majority of the Board of Directors of Gulf Island (each such event is referred to herein as a "Corporate Change"), then upon the approval by the Board of Directors of Gulf Island of any Corporate Change of the type described in clauses (a)(1.) to (a)(3.) or upon a Corporate Change described in clauses (a)(4.) or
                    (a)(5.), all outstanding options and SARs shall automatically become fully exercisable, all restrictions or limitations on any Incentives shall lapse and all performance criteria and other conditions relating to the payment of Incentives shall be deemed to be achieved or waived by the Company, without the necessity of any action by any person.

                         (b) In addition, no later  than (i.) 30 days after
                    the approval by the Board of Directors of Gulf Island of any Corporate Change of the type described in clauses (a)(1.) to (a)(3.) or (ii.) 30 days after a Corporate Change of the type described in clauses
                    (a)(4.) or (a)(5.), the Committee, acting in its sole discretion without the consent or approval of any participant (and notwithstanding any removal or attempted removal of some or all of the members thereof as directors or committee members), may act to effect one or more of the following alternatives, which may vary among individual participants and which may vary among Incentives held by any individual participant:

                              (1.)  require that  all  outstanding  options
                         and/or SARs be exercised on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all unexercised options and SARs and all rights of participants thereunder shall terminate,

                              (2.) provide for mandatory conversion of some
                         or all of the outstanding options and SARs held by some or all participants as of a date, before or after such Corporate Change, specified by the Committee, in which event such options and SARs shall be deemed automatically cancelled and the Company shall pay, or cause to be paid, to each such participant an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such option or SAR, as defined and calculated below, over the exercise price(s) of such options or SARs, or, in lieu of such cash payment, the issuance of Common Stock having a Fair Market Value equal to such excess,

                              (3.)  make   such  equitable  adjustments  to
                         Incentives then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Incentives then outstanding) or

                                (4.)  provide  that  thereafter   upon  any
                         exercise of an option or SAR theretofore granted the participant shall be entitled to purchase under such option or SAR, in lieu of the number of shares of Common Stock then covered by such option or SAR, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the participant would have been entitled pursuant to the terms of the agreement providing for the merger, consolidation, asset sale, dissolution or other Corporate Change of the type described in clause (a)(1.) to (a)(3.) above, if, immediately prior to such Corporate Change, the participant had been the holder of record of the number of shares of Common Stock then covered by such options or SARs.

                         (c) For the purposes of clause B.(ii))  above, the
                    "Change of Control Value" shall equal the amount determined by whichever of the following items is applicable:

                              (1.)   the   per   share   price  offered  to
                         shareholders of Gulf Island in any such merger, consolidation or other reorganization, determined as of the date of the definitive agreement providing for such transaction,

                              (2.)   the   price  per  share   offered   to
                         shareholders of Gulf Island in any tender offer or exchange offer whereby a Corporate Change takes place, or

                                (3.)  in all other events, the Fair  Market
                         Value per share of Common Stock into which such options or SARs being converted are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of conversion of such options or SARs.

                         (d) In the event that the consideration offered to
                    shareholders of Gulf Island in any transaction described herein consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

                    12.12. Definition of Fair Market Value.  Whenever "Fair
               Market Value" of Common Stock shall be determined for pur-poses of this Plan, it shall be determined as follows: (i) if the Common Stock is listed on an established stock exchange or any automated quotation system that provides sale quotations, the closing sale price for a share of the Common Stock on such exchange or quotation system on the applicable date, or if no sale of the Common Stock shall have been made on that day, on the next preceding day on which there was a sale of the Common Stock; (ii) if the Common Stock is not listed on any exchange or quotation system, but bid and asked prices are quoted and published, the mean between the quoted bid and asked prices on the applicable date, and if bid and asked prices are not available on such day, on the next preceding day on which such prices were available; and (iii) if the Common Stock is not regularly quoted, the fair market value of a share of Common Stock on the applicable date as established by the Committee in good faith.


          Adopted by the Board of Directors: _______________

          Approved by the Shareholders: _______________